Redefining What's Possible in the Treatment of Chronic Kidney Disease Preserving Kidney Function in Patients at High Risk of Kidney Failure Corporate Presentation November 2026 Exhibit 99.1

This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the achievement and timing of the topline data readout of the Company’s PROACT 1 trial and other milestones provided, the Company’s beliefs that its Phase 3 REGEN-006 (PROACT 1) trial could be sufficient to support a potential BLA submission and full regulatory approval, eGFR slope can be used as a surrogate endpoint on an accelerated approval pathway for rilparencel, expectations with respect to financial results and expected cash runway, including the Company’s expectation that current cash will support operating plans into mid-2027, future performance, development, manufacturing, and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, the size and potential growth of current or future markets for the Company’s products, if approved, the advancement of the Company’s development programs into and through the clinic and the expected timing for reporting data, the making of regulatory filings or achieving other milestones related to the Company’s product candidates, and the advancement and funding of the Company’s developmental programs, generally. These statements are based on current expectations and assumptions that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, risks associated with: disruptions to our business or that may otherwise materially harm our results of operations or financial condition as a result of our recent domestication to the United States; the inability to maintain the listing of the Company’s Class A common stock on Nasdaq; the inability of the Company’s Class A common stock to remain included in various indices and the potential negative impact on the trading price of the Class A common stock if excluded from such indices; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the risk that results of the Company’s clinical trials may not support approval; the risk that the FDA could require additional studies before approving the Company’s drug candidates; the Company’s need for additional financing and the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the fact that interim results from our clinical programs may not be indicative of future results; the impact of geo-political conflict on the Company’s business; and other risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Forward-looking Statements

Patients with Advanced CKD Want More...  Time before dialysis Time for life’s moments Time and flexibility with the people who matter most Time for Hope

Rilparencel: Potential to Offer Meaningful Time NOVEL autologous cell therapy made from a patient’s own kidney cells CLINICAL DATA shows kidney function stabilization in multiple Phase 2 studies WELL-TOLERATED outpatient procedure; no preconditioning or immunosuppression PHASE 3 STUDY is ongoing with pivotal topline results expected in Q2 2027 For Patients

ProKidney

Transforming CKD Care Through Innovation and Execution

Rilparencel

Potential first-in-class autologous cell therapy designed to preserve kidney function in patients with advanced CKD

Pivotal Phase 3 Study Ongoing

Phase 3 PROACT 1 trial in patients with Stage 3b/4 CKD and type 2 diabetes — ONGOING (Q2 2027 readout)

Three Phase 2 trials in advanced CKD — ✓ COMPLETED

Large Untapped Market Opportunity

Over 1 million U.S. patients with Stage 3b/4 CKD and diabetes at high risk of progressing to kidney failure

Key Value Drivers

- ✓ Robust Clinical Data
- ✓ In-House Manufacturing
- ✓ RMAT Designation
- ✓ Cash Through Pivotal Data

Building a future where advanced CKD treatment means more options, time, and hope

RMAT = Regenerative Medicine Advanced Therapy

5

ProKidney

ProKidney

Advancing Kidney Care: Rilparencel Clinical Development at a Glance

	PRECLINICAL	IND	PHASE 1	PHASE 2	PHASE 3	STATUS
Phase 3 Program						
Diabetes Type II – Prevent/Delay ESKD in Stage 3b/4 CKD (20-35 mL/min/1.73m^2, n>500) (Frozen product; Bilateral injections)					REGEN-006 (PROACT 1)	**Ongoing**
Long term follow-up study for patients previously treated with rilparencel					REGEN-008	**Ongoing**
Supportive Trials						
Diabetes Type II – Prevent/Delay ESKD in Stage 3/4 CKD (20-50 mL/min/1.73m^2, n=83) (Unilateral injections)				RMCL-002		Trial Completed
Diabetes Type I & II – Prevent/Delay ESKD in Stage 3/4 CKD (20-50 mL/min/1.73m^2, n=53) (Frozen product; Bilateral injections)				REGEN-007		Trial Completed
Other Completed Trials						
Diabetes Type II – Delay ESKD in Stage 4/5 CKD (14-20 mL/min/1.73m^2, n=10) (Unilateral injections)				REGEN-003		Trial Completed
Congenital Anomalies – Prevent/Delay ESKD (14-50 mL/min/1.73m^2, n=5) (Unilateral injections)			REGEN-004			Trial Completed

Frozen product   Unilateral injections   Bilateral injections   ESKD = End-Stage Kidney Disease

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ProKidney

ProKidney

Anticipated Upcoming Milestones

Timing	Milestones
Q1 2027	Complete full enrollment for the Phase 3 PROACT 1 study. Anticipate enrolling **over 500 patients** (up from 470) driven by an acceleration in patient recruitment in mid-2026.
Q2 2027	**Topline readout** for the Phase 3 PROACT 1 surrogate endpoint (eGFR slope) for accelerated approval. The efficacy analysis set is expected to include ~320 patients.
Q1 2028	BLA submission of rilparencel for accelerated approval.
1H 2029	BLA accelerated approval and commercial launch of rilparencel.
2H 2029	Topline readout for the Phase 3 PROACT 1 confirmatory endpoint (composite time-to-event) to support full approval of rilparencel.

BLA = Biologics License Application eGFR = Estimated Glomerular Filtration Rate

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ProKidney

ADVANCED CHRONIC KIDNEY DISEASE Unmet Need and Limitations with Standard of Care

UNMET NEED CKD Treatment Has Evolved In Recent Years: Four Pillars of Proven Therapeutic Options 2001 2019 2020 2024 PILLAR 1 RAAS inhibitors ACE inhibitors / ARBs Landmark trials CSG Captopril 1993 IDNT 2001 RENAAL 2001 Foundation of care PILLAR 2 SGLT2 inhibitors Canagliflozin, dapagliflozin, empagliflozin Landmark trials CREDENCE 2019 DAPA-CKD 2020 EMPA-KIDNEY 2022 Established PILLAR 3 Nonsteroidal MRA Finerenone Landmark trials FIDELIO-DKD 2020 FIGARO-DKD 2021 Established PILLAR 4 GLP-1 RAs Semaglutide Landmark trial FLOW 2024 Newest pillar 2 1 4 3 ACE = angiotensin converting enzyme; ARB = angiotensin II receptor blockers; SGLT2i = sodium-glucose cotransporter-2 protein inhibitor; GLP-1 RA = glucagon-like peptide-1 receptor agonist NsMRA = non-steroidal mineralocorticoid receptor antagonist; RAAS = renin-angiotensin-aldosterone system

UNMET NEED

Recent Landmark Trials Primarily Focused on Patients with Moderate CKD

Study	Active Product	Subjects with Stage 4 CKD
Canagliflozin and Renal Outcomes in Type 2 Diabetes and Nephropathy[1]	Canagliflozin (SGLT2 inhibitor)	0%
Dapagliflozin in Patients with CKD[2]	Dapagliflozin (SGLT2 inhibitor)	14%
Empagliflozin in Patients with CKD[3]	Empagliflozin (SGLT2 inhibitor)	34%
Effect of Finerenone on Cardiovascular and Kidney Outcomes in Patients with Type 2 Diabetes and CKD[4,5]	Finerenone (Selective MRA)	7%
Effects of Semaglutide on Chronic Kidney Disease in Patients with Type 2 Diabetes[6]	Semaglutide (GLP-1RA)	11%

10

1. Perkovic V et al. N Engl J Med 2019. 2. Heerspink H et al. N Engl J Med 2020. 3. Herrington et al. N Engl J Med 2023. 4. Agarwal R et al. Eur Heart J 2022. 5. Sarafidis. P et al. Clin J Am Soc Nephrol 2023. 6. Perkovic V et al. N Engl J Medicine 2024.

ProKidney

UNMET NEED

Despite Therapeutic Advances, the Decline of Kidney Function Persists

>130K[1]
Americans newly diagnosed with kidney failure annually

~45K[2]
Americans added to the kidney transplant waiting list annually

1
Therapies have advanced
CKD treatment options have improved: four pillars of established therapeutic options

2
Progression continues
Risk of disease progression remains despite today's therapies, compounded by tolerability and adherence challenges

3
Residual risk remains
While new therapies are a step forward, patients still lose kidney function and experience clinically significant events

4
Kidney failure occurs
Annually, over 130K Americans are newly diagnosed with kidney failure and ~45K are added to the kidney transplant waiting list[1,2]

Rilparencel aims to stabilize kidney function and delay or prevent dialysis in patients with advanced CKD and T2D

1. United States Renal Data System (USRDS), 2025 Annual Data Report, CKD, Ch. 1: CKD in the General Population
2. Cron D et al. JAMA Network Open 2025

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ProKidney

RILPARENCEL RENAL AUTOLOGOUS CELL THERAPY Transforming the Chronic Kidney Disease Treatment Landscape

PHASE 3 REGEN-006 (PROACT 1)

Rilparencel Phase 3 Registrational Study Design

Topline results for the eGFR slope surrogate endpoint anticipated in Q2 2027


Screening Visit
Day –93 to Day 0
n>500
R 1:1
Biopsy
1st Rilparencel Injection
2nd Rilparencel Injection
Rilparencel Cohort
End of Study (EOS)
3 months
3 months
3 months
Sham Biopsy
Sham 1st Rilparencel Injection
Sham 2nd Rilparencel Injection
Sham Cohort
End of Study (EOS)
3 months
3 months
3 months

Key Entry Criteria

- Type 2 diabetes and CKD
- 30-80 years of age
- eGFR ≥20 and ≤35 mL/min/1.73m^2
- UACR 300-5,000 mg/g for eGFR 30-35
- HbA1c <9.5%

Surrogate Endpoint (Accelerated Approval Pathway)

- Annualized eGFR slope is the surrogate endpoint
- Efficacy analysis set is expected to contain approximately 320 patients and will include all patients with *at least* 6 months of follow-up after first injection
- Expected to have 80% power to detect an effect size in annualized eGFR slope of 1.5 mL/min/1.73m^2

Confirmatory Composite Time-to-Event Endpoint

- At least 40% reduction in eGFR;
- eGFR <15mL/min/1.73m^2 sustained for 30 days and/or chronic dialysis, and/or renal transplant; or
- Death from renal or cardiovascular causes

(The confirmatory analysis will be triggered when 122 participants have at least one event)

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ProKidney

Rilparencel Is Manufactured from a Patient's Own Kidney Cells Obtained Through a Standard Kidney Biopsy



Process Overview
Kidney cells are isolated and expanded
2
Then frozen for preservation and shipping to site
3
1
Tissue acquired by kidney biopsy
4
Rilparencel injected into kidneys
Injection #1: Same kidney as biopsy
Injection #2: Contralateral kidney
(at time point specified per protocol)

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ProKidney

Rilparencel Offers a Differentiated Approach to Cell Therapy with Practical Advantages Outpatient, minimally invasive procedure Kidney biopsy and rilparencel injections are performed using minimally invasive outpatient procedures. Rilparencel was generally well tolerated across multiple Phase 2 studies. No viral vector or genetic modification Rilparencel is manufactured through cell selection and expansion without viral vectors or genetic modification, avoiding the associated cost, constraints, and complexity. No preconditioning or immunosuppression Rilparencel does not require preconditioning or immunosuppression, reducing treatment burden for patients.

Phased In-House Manufacturing Buildout Supports Commercial Launch Capacity comes from existing NC facility used to supply the Phase 3 PROACT 1 study Annualized Planned Manufacturing Capacity (# of patients) Scaling Capacity to Support Growth Strategic Scale-Up Optionality NC Facility Expansion Commercial Launch First phase of existing facility expansion was substantially completed in 2H 2026; technology transfer is required Second phase of facility expansion construction is planned for 2027 Further buildout of existing NC facilities Geographic manufacturing expansion CDMO supplier Operational efficiency NC = North Carolina CDMO = Contract Development and Manufacturing Organization

ADVANCED CHRONIC KIDNEY DISEASE Commercial Opportunity and Planning

Phased Commercial Rollout to Optimize Patient and Provider Experience 10-20 treatment centers concentrated in high-density CKD markets Prioritize leading centers with rilparencel clinical experience Partner with community and hospital-based nephrologists to establish care pathways, referral networks, and reimbursement processes Launch Phase Expand treatment centers, building on momentum from early adopters Expand accessibility for patients in concert with manufacturing capacity by adding additional geographies Experienced centers support physician training and best-practice sharing Build Momentum Phase Scale treatment centers Expand beyond early adopters as physician familiarity increases Broaden patient access as payer coverage expands Extend into additional outpatient settings such as ASCs and OBLs Leverage increased rilparencel manufacturing capacity to address a broader patient population Scale-Up Phase Replicate the model Expand a proven treatment center and referral model Scale the model Scale broad reimbursement, clinical adoption, manufacturing capacity Prove the model Establish treatment center workflows and validate the commercial model ASC = Ambulatory Surgery Center OBL = Office-Based Lab

Nephrologists View Rilparencel as a Transformative Option Once Today's Therapies Are Exhausted

Clinically suitable patients are easy to identify



Nephrologist Feedback (N=25)
100%
80%
60%
40%
20%
0%
Disagree (1-3)
Neutral (4)
Agree (5-7)
It is easy to identify patients who would be clinically suitable for rilparencel
Agree (5-7)
Neutral (4)
Disagree (1-3)

(Based on a 1-to-7 rating scale)

1. Once standard of care is exhausted and patients continue to decline, **nephrologists have no further options to slow progression**.
2. Delaying dialysis would be meaningful to nephrologists, not just an incremental gain. They see a potential therapy that delays kidney failure as **transformative and are excited and hopeful about it**.
3. Clinically suitable patients are **well defined, and the need is large**. Nephrologists consistently point to late-stage diabetic CKD as a major unmet need.
4. **Nephrologists see rilparencel as a new kind of option, not more of the same**. It offers something different from today's therapies.

"If you can show a 2- to 3-year delay in dialysis, to me as a nephrologist, **that's huge. That changes everything. It's a game-changer"**

ACADEMIC NEPHROLOGIST

"We give them the SGLT2, the RASi, Kerendia… and **they're still dropping**. At that point**, you're out of bullets. That's where something like this fits."**

PRIVATE PRACTICE NEPHROLOGIST

"If something like this were to come out… **it's like a game breaking type of treatment."**

ACADEMIC NEPHROLOGIST

"It **sounds like the future**. It's certainly exciting. I hope for it. This would be great because… **one of the greatest unmet needs is the 3b/4 diabetic CKD patient."**

PRIVATE PRACTICE NEPHROLOGIST

19

Source: Company data on file from nephrologist primary market research conducted in 2026

ProKidney

Advanced CKD Patients Have Strong Desire to Delay Dialysis; Procedures Not a Deterrent 7 Extremely interested 1 Not at all interested Interest in rilparencel 7 Strongly agree 1 Strongly disagree “If my nephrologist recommended a biopsy, I could go through with it” 7 Extremely likely 1 Not at all likely Likelihood to bring rilparencel up to their nephrologist PATIENT QUOTES 6.0 6.2 6.0 “I'd probably ask my doctor about it the next time I saw him. I’d call him in advance and say I want to talk about this product.” “I would definitely bring it up. That's a given, because I would want to know if he had heard about this, and what he knows about it. If I'm a good candidate. I would definitely bring it up.” “Anything that would help me put off conventional treatment for a couple of years…I would be open to it.” “I think [a biopsy] is a small investment of time and effort to really make a difference.” ADVANCED CKD PATIENT INTERVIEWS (N=25)1 Source: Company data on file. Among 25 participants, 9 had Stage 3b CKD and 16 had Stage 4 CKD. Mean age was 62 years, 60% were female, and 72% had type 2 diabetes. 5.7 7 Extremely concerned 1 Not at all concerned Average concern for dialysis “Just watching that machine… pull the blood and stuff out…That scared me. I was really scared. And I saw how he was afterwards. That part right there. Really… broke my heart.”

Significant U.S. Revenue Opportunity and Long-Term Value Creation

Large advanced CKD population seeking options to delay or prevent dialysis creates compelling market opportunity

ADVANCED CKD POPULATION

>1M

U.S. patients with Stage 3b/4 CKD and T2D who are at high risk of kidney failure

VALUE DRIVERS

Potential to preserve kidney function, delay dialysis, and reduce clinical events

- PRESERVE **Kidney function**
- DELAY OR PREVENT **Dialysis**
- REDUCE **Renal and CV events**

Dialysis costs can exceed $100K/year for Medicare and over $200K/year for commercial insurers[1]

REVENUE OPPORTUNITY

Illustrative annual revenue scenarios at scale[2]

Penetration	Patients	Revenue
0.25% penetration	2 to 3k patients	$1bn+ revenue
0.5% penetration	5k+ patients	$2bn+ revenue
1% penetration	10k+ patients	$4bn+ revenue

Key Takeaway: Sub-1% market penetration supports a potential significant U.S. revenue opportunity

1. Stewart et al., Journal of Medical Economics 2024
2. Based on total addressable population and illustrative pricing assumptions. Rilparencel price has not been determined and revenue opportunity scenarios are not company guidance.

T2D = type 2 diabetes | CV = cardiovascular

21

PROKIDNEY

RILPARENCEL NONCLINICAL RESULTS Mechanism of Action

NONCLINICAL

Translational Studies Suggest Multifactorial MoA for Rilparencel

Rilparencel



Transcriptomic analyses of REGEN-007 pre-formulation cell retains & patient biopsies, referencing the KPMP database (ASN poster SA-PO0014):

- **Cells of proximal & distal tubule origin with partial retention of native lineage identity**
- **Features of scattered tubular cells, a reparative epithelial cell state induced during normal recovery conditions after kidney injury**

In vitro

Primary kidney cells





Kidney-on-chip

Human proximal tubule epithelial cell & glomerular vascular endothelial cell models of metabolic & inflammatory stress cultured with rilparencel showed (ASN poster TH-PO1128):

- **Lowered oxidative damage**
- **Improved redox balance & mitochondrial fitness**
- **Reduced pro-inflammatory signaling**
- **Improved barrier integrity**

Ex vivo

Kidney biopsy explant culture




1
2
3
A
B

Human CKD biopsy & rilparencel co-culture studies revealed (ASN poster TH-PO1129):

- **Treatment-based transcriptional changes in ferroptosis pathway** (also validated *in vitro*, see *ASN poster SA-PO0013*)

In vivo (rodent)

Rodent models of CKD



Whole-kidney multi-omics following rilparencel injection show signatures of (ASN talk FR-OR044):

- **Preserved vascular integrity & ECM remodeling**
- **Improved lipid & glucose metabolic programs**
- **Reduced pro-inflammatory signaling**

MoA Hypothesis

Rilparencel attenuates oxidative damage, metabolic dysregulation, & pro-inflammatory signaling to support cellular resilience, preserved vascular integrity & functional stabilization under chronic kidney disease-relevant conditions

How rilparencel may be able to preserve kidney function in patients with advanced CKD

ProKidney Publications

MoA = Mechanism of Action

23

NONCLINICAL

Human Decedent Study in Preparation to Further Elucidate Rilparencel MoA


CKD donor
Control
Rilparencel

Neurologically deceased person with a beating heart

Day 0 — **Collect Biopsy**

Manufacture rilparencel

Day 22 — **Intraparenchymal injection of rilparencel (3e6 cells/g KW^{est}) into kidney cortex**

Post-rilparencel study period

Day 61 — **Termination**

Assays / Histology / Multi-Omics

Donor Inclusion Criteria:
CKD Stage 3/4 Adults

Measurements
KW^{est}: Estimated kidney weight
ACR: Albumin-to-creatinine ratio
BG: Blood glucose
BW: Body weight
IHC: immunohistochemistry
BP: Blood pressure
MAP: Mean arterial pressure

Days 21, 22, 23, 24, 25 then weekly
+ Biopsy left & right kidneys for spatial transcriptomics, proteomics, metabolomics, snRNA/ATAC-Seq, IHC

Daily
+ Urinalysis (from each kidney ureter)
+ Serology & hematology
+ Clinical observations


Rilparencel
Right Kidney

Assays
+ Kidney spatial transcriptomics, snRNA/ATAC-Seq
+ Kidney spatial metabolomics & proteomics
+ Urine proteomics & metabolomics
+ Urine scRNA-Seq, cfDNA, cfmtDNA
+ Plasma biochemistry (urea, creatinine, cystatin C, etc.)
+ Plasma proteomics & lipidomics
+ Whole blood hematology assays & scRNA-Seq
+ Kidney histology (glomerulosclerosis, tubular injury, inflammation, fibrosis)

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MoA = Mechanism of Action

ProKidney

RILPARENCEL CLINICAL DEVELOPMENT Preserving eGFR in Patients with Advanced CKD and Diabetes

Clinical Progression: From Proof to Pivotal

2024

Phase 2 RMCL-002: Full results presented at ERA Stockholm 2024

- ✓ **SIGNAL** Potential to preserve kidney function for 18 months; benefit to kidney function was most notable in subjects who had the highest risk of kidney failure
- ✓ **SAFETY** Comparable to kidney biopsy, no unexpected risks

2025

Phase 2 REGEN-007: ASN Late-Breaker

- Group 1 showed **durable and statistically significant stabilization** (~18 months)
- **SAFETY** No rilparencel-related SAEs
- Supports pivotal Phase 3 design

Phase 3 REGEN-006 (PROACT 1)

- **FDA confirmed eGFR slope as surrogate endpoint** for accelerated approval
- Trial designed to support both **accelerated and confirmatory approval**

2026 and beyond

Phase 3 REGEN-006 (PROACT 1)

- **Topline readout anticipated in Q2 2027 for accelerated approval**
- Mechanism of action studies ongoing

26

ProKidney

REGEN-007

Trial Design

ProKidney Publications

Group 1 Dosing Regimen and Use of Cryopreserved Product Mirrors Phase 3 Program

Pre-Injection Period

Includes all historical eGFR values collected up to 24 months before the Screening Visit as well as the on-study central laboratory eGFR results prior to first rilparencel injection.

Screening Visit

Day –60 to Day –7


R
1:1
Group 1
(Phase 3 Dosing Regimen)
n = 24*
Biopsy
1st & 2nd
Rilparencel
Injections
EOS
Group 2
(Exploratory Dosing
Regimen)
n = 25*
Biopsy
1st
Rilparencel
Injection
EOS
Assess 2nd Injection
Trigger (Months 3-15)
2nd
Rilparencel
Injection
EOS
= 3 Months
= Follow-up Visit After
Last Injection

Key Entry Criteria

Type 1 or type 2 diabetes and CKD

Subjects 30-80 years of age

eGFR ≥20 and ≤50 mL/min/1.73m^2

UACR 30-5000 mg/g

HbA1c <10%

Group 2 Re-Dosing Trigger

Sustained 30-Day:

- Decline in eGFR of ≥20% from baseline, and/or
- Increase of ≥30% and ≥30 mg/g in UACR from baseline

Source: Čižman B et al. Clin J Am Soc Nephrol 2026

*Modified intent-to-treat population (mITT) including all patients who received at least one rilparencel injection
eGFR = estimated glomerular filtration rate; UACR = urine albumin-to-creatinine ratio (a measure of albuminuria); EOS = end of study

27

Study Objective Evaluate the efficacy, safety, and durability of up to two rilparencel injections on progression of kidney disease in two patient groups using different dosing regimens Primary Efficacy Endpoint Difference in annual eGFR slope in the pre-injection period versus the period following the last rilparencel injection* Primary Safety Endpoint Frequency of procedural and investigational product-related adverse events *Pre-injection period included all historical eGFR values collected up to 24 months before the screening visit as well as the on-study central laboratory eGFR results prior to first rilparencel injection. Period following the last injection included visits from the last rilparencel injection to the EOS visit. Annual eGFR slope calculated using a linear mixed effects model. Source: Čižman B et al. Clin J Am Soc Nephrol 2026 REGEN-007 Objectives and Endpoints

REGEN-007 Baseline Characteristics REGEN-007 (n=49) Group 1 (n=24) Group 2 (n=25) Age, years (mean +/- SD) 62 +/- 11 58 +/- 11 Female : Male, % 33% : 67% 28% : 72% Hispanic or Latino, % 0% 4% Race, %      Black or African American 8% 16%      White 92% 84%      Other 0% 0% Type 1 Diabetes : Type 2 Diabetes, % 13% : 88% 32% : 68% Blood pressure, mm HG (mean) 137 / 76 132 / 77 eGFR, ml/min/1.73m2  (mean +/- SD) 31 +/- 8 34 +/- 12 UACR mg/g, (median (IQR)) 792 (71, 1955) 229 (77, 780) HbA1c, % (mean (SD)) 7.2% (1.3) 7.8% (1.4) ACE/ARB Use, % 75% 84% SGLT2i Use, % 42% 32% GLP-1 RA Use, % 33% 44% MRA/NsMRA Use, % 17% 4% HbA1c = hemoglobin A1c; ACE = angiotensin converting enzyme; ARB = angiotensin II receptor blockers; SGLT2i = sodium-glucose cotransporter-2 protein inhibitor; GLP-1 RA = glucagon-like peptide-1 receptor agonist NsMRA = non-steroidal mineralocorticoid receptor antagonist Source: Čižman B et al. Clin J Am Soc Nephrol 2026

REGEN-007

Kidney Function Stabilized in Both Groups After Treatment with Rilparencel

Group 1
(Phase 3 Dosing Regimen; n=24)

Annual decline in eGFR slope[1] improved by 78% from -5.84 in the pre-injection period to -1.27 in the period following the last rilparencel injection.

This 4.57 (1.95, 7.18)* mL/min/1.73m^2 per year difference was statistically significant ($p<0.001$) and clinically meaningful.

Median follow-up after the last injection was approximately 18 months.

Group 2
(Exploratory Dosing Regimen; n=25)

Annual decline in eGFR slope[1] improved by 50% from -3.40 in the pre-injection period to -1.71 in the period following the last rilparencel injection.

This 1.70 (-0.24, 3.63)* mL/min/1.73m^2 per year difference was not statistically significant ($p=0.085$) but suggests evidence of a dose response.

Median follow-up after the last injection was approximately 18 months.

SAFETY *(n=49)*

No rilparencel-related serious adverse events were observed across all patients in the study who received at least one rilparencel injection. The safety profile was consistent with previously reported study results and comparable to a kidney biopsy.

Source: Čižman B et al. Clin J Am Soc Nephrol 2026

1. Annual eGFR slope calculated in mL/min/1.73m^2 using a linear mixed effects model
*(95% CI)

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ProKidney

REGEN-007 Kidney Function Stabilizes for 18 Months After Treatment with Rilparencel 15 10 5 0 -5 -10 -2 -1 0 1 2 Time (years) eGFR Change from Baseline (mL/min/1.73m2) Group 1 (n=24) Group 2 (n=25) 15 10 5 0 -5 -10 -2 -1 0 1 2 Time (years) eGFR Change from Baseline (mL/min/1.73m2) Pre First-Injection Period eGFR Slope (95% CI): -5.84 (-7.97, -3.70) Period After the Last-Injection eGFR Slope (95% CI): -1.27 (-3.97, 1.43) Slope Difference (95% CI): 4.57 (1.95, 7.18); P-value: <0.001 Pre First-Injection Period eGFR Slope (95% CI): -3.40 (-5.03, -1.77) Period After the Last-Injection eGFR Slope (95% CI): -1.71 (-3.78, 0.36) Slope Difference (95% CI): 1.70 (-0.24, 3.63); P-value: 0.085 Source: Čižman B et al. Clin J Am Soc Nephrol 2026

Group 1 (n=24) Group 2 (n=25) Slope Difference (95% CI) No. of Participants (%) 2.6 (-1.2, 6.4) 3 (13) 4.9 (2.0, 7.9) 21 (88) Not evaluable 0 Not evaluable 2 (8) 3.6 (0.5, 6.6) 9 (38) 5.6 (1.5, 9.8) 13 (54) Not evaluable 0 5.2 (1.4, 8.9) 3 (13) 9.5 (3.2, 15.8) 7 (29) 0.2 (-2.3, 2.8) 14 (58) 6.7 (1.9, 11.4) 10 (42) 2.9 (0.2, 5.7) 14 (58) 2.5 (-1.5, 6.6) 8 (33) 5.6 (2.3, 8.9) 16 (67) Not evaluable 1 (4) 4.4 (1.6, 7.1) 23 (96) 4.6 (1.9, 7.2) 24 (100) Slope Difference (95% CI) No. of Participants (%) 1.4 (-1.8, 4.6) 8 (32) 1.9 (-0.6, 4.3) 17 (68) Not evaluable 1 (4) Not evaluable 2 (8) 1.7 (-1.1, 4.4) 15 (60) 1.9 (-0.2, 4.1) 6 (24) Not evaluable 1 (4) Not evaluable 1 (4) 0.9 (-1.9, 3.7) 12 (48) 2.8 (0.0, 5.6) 12 (48) 0.4 (-3.1, 3.9) 8 (32) 2.8 (0.6, 5.1) 17 (68) 3.5 (0.5, 6.5) 11 (44) 0.2 (-2.3, 2.7) 14 (56) 4.9 (1.9, 7.9) 10 (40) -0.6 (-3.1, 1.9) 15 (60) 1.7 (-0.2, 3.6) 25 (100) REGEN-007 In Group 1, Meaningful Differences in eGFR Slope Were Observed Across Most Subgroups Source: Čižman B et al. Clin J Am Soc Nephrol 2026

REGEN-007 Group 1 | SGLT2i Use Summary Ten patients (42%) were on SGLT2i at baseline; 3 of these 10 patients discontinued SGLT2i after receiving rilparencel An additional 8 patients (33%) initiated SGLT2i after receiving rilparencel In total, 18 patients (75%) received SGLT2i at some point during the study Timing of SGLT2i initiation in patients on SGLT2i at baseline (Group 1 | n=10 of 24, or 42%) Patient Number of months prior to first rilparencel injection 1 5 2 6 3 7 4 8 5 8 6 11 7 14 8 16 9 21 10 21 Median 10 months Mean 12 months Timing of SGLT2i initiation in patients who initiated SGLT2i after receiving the first rilparencel injection (Group 1 | n=8 of 24, or 33%) Patient Number of months after first rilparencel injection 1 2 2 6 3 7 4 8 5 11 6 12 7 13 8 13 Median 10 months Mean 9 months SGLT2i = sodium-glucose cotransporter-2 protein inhibitor Source: Čižman B et al. Clin J Am Soc Nephrol 2026

REGEN-007 Baseline Characteristics: Patients Meeting Key Phase 3 PROACT 1 Inclusion Criteria HbA1c = hemoglobin A1c; ACE = angiotensin converting enzyme; ARB = angiotensin II receptor blockers; SGLT2i = sodium-glucose cotransporter-2 protein inhibitor; GLP-1 RA = glucagon-like peptide-1 receptor agonist NsMRA = non-steroidal mineralocorticoid receptor antagonist PROACT 1 Subgroup (n=22) Group 1 (n=15) Group 2 (n=7) Age, years (mean +/- SD) 65 +/- 9 60 +/- 7 Female : Male, % 40% : 60% 29% : 71% Hispanic or Latino, % 0% 0% Race, %      Black or African American 13% 29%      White 87% 71%      Other 0% 0% Type 1 Diabetes : Type 2 Diabetes, % 0% : 100% 0% : 100% Blood pressure, mm HG (mean) 136 / 75 130 / 77 eGFR, ml/min/1.73m2  (mean +/- SD) 26 +/- 4 27 +/- 8 UACR mg/g, (median (IQR)) 935 (54, 2033) 544 (47, 1982) HbA1c, % (mean (SD)) 7.2% (1.4) 7.9% (2.2) ACE/ARB Use, % 73% 100% SGLT2i Use, % 40% 29% GLP-1 RA Use, % 40% 71% MRA/NsMRA Use, % 13% 0% Source: Čižman B et al. Clin J Am Soc Nephrol 2026

REGEN-007 Similar Efficacy Results Were Observed in Patients Meeting Key Phase 3 PROACT 1 Inclusion Criteria Annual eGFR slope calculated in mL/min/1.73m2 using a linear mixed effects model *(95% CI) Annual decline in eGFR slope1 improved by 85% from -6.46 in the pre-injection period to -0.95 in the period following the last rilparencel injection. This 5.51 (1.69, 9.33)* mL/min/1.73m2 per year difference was statistically significant (p=0.005) and clinically meaningful. Median follow-up after the last injection was approximately 18 months. Annual decline in eGFR slope1 improved by 57% from -7.70 in the pre-injection period to -3.29 in the period following the last rilparencel injection. This 4.41 (0.57, 8.25)* mL/min/1.73m2 per year difference was statistically significant (p=0.025) and clinically meaningful. Median follow-up after the last injection was approximately 18 months. GROUP 1 (Phase 3 Dosing Regimen; n=15) GROUP 2 (Exploratory Dosing Regimen; n=7) Analysis Inclusion Criteria Type 2 diabetes Stage 4 CKD and UACR mg/g ≤ 5000, or eGFR 30-35 mL/min/1.73m2 and UACR 300-5000 Source: Čižman B et al. Clin J Am Soc Nephrol 2026

REGEN-007

No Rilparencel-Related Serious Adverse Events Were Observed

Adverse Event	Biopsy # of SAEs (n=51)	Rilparencel Injection # of SAEs (n=49)	Rilparencel # of SAEs (n=49)
Acute Kidney Injury	2	-	-
Death	-	-	-
Hematoma	2	1	-
Hematuria	1	-	-
Hydronephrosis	1	-	-

Source: Čižman B et al. Clin J Am Soc Nephrol 2026

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ProKidney

EXECUTING WITH STRENGTH Corporate Snapshot

KEY MILESTONES CORPORATE HIGHLIGHTS Clean Balance Sheet and Clear Path to Value Creation Shares Outstanding 302,381,712* Cash Position $142M** Cash Runway Expected to fund operations into mid-2027 Analyst Coverage 7 Firms 1H 2029 Q1 2027 Q2 2027 Complete full enrollment for the Phase 3 PROACT 1 study Phase 3 PROACT 1 topline data readout of surrogate endpoint (eGFR slope) Potential accelerated approval and commercial launch of rilparencel *Class A and Class B as of November 6, 2026 **Cash, cash equivalents and marketable securities as of September 30, 2026

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